UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4049

DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Semiannual Report to Shareholders

DWS GNMA Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. In the current market environment, mortgage-backed securities are experiencing increased volatility. Yields will fluctuate in response to changing interest rates and may be affected by the prepayment of mortgage-backed securities. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated February 1, 2008 is 0.58% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended March 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-Year, 3-Year, 5-Year and 10-Year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class S shares for the periods prior to its inception July 17, 2000 are derived from the historical performance of the Fund's original share class (Class AARP) of DWS GNMA Fund during such periods and have assumed the same expense structure. Any difference in expenses will affect performance. Class AARP shares merged into Class S shares on July 14, 2006.

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns as of 3/31/08
DWS GNMA Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	5.42%	7.28%	5.15%	4.11%	5.29%
Lehman Brothers GNMA Index+	5.78%	8.08%	5.76%	4.73%	5.94%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 3/31/08	$ 15.00
9/30/07	$ 14.60
Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .39
March Income Dividend	$ .0670
SEC 30-day Yield++	4.73%
Current Annualized Distribution Rate++	5.27%
++ The SEC yield is net investment income per share earned over the month ended March 31, 2008, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on March 31, 2008. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed, and will fluctuate.
Class S Lipper Rankings — GNMA Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	31	of	58	53
3-Year	21	of	57	37
5-Year	17	of	57	30

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares.

Growth of an Assumed $10,000 Investment
[] DWS GNMA Fund — Class S [] Lehman Brothers GNMA Index+

Yearly periods ended March 31
Comparative Results as of 3/31/08
DWS GNMA Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,728	$11,627	$12,230	$16,738
	Average annual total return	7.28%	5.15%	4.11%	5.29%
Lehman Brothers GNMA Index+	Growth of $10,000	$10,808	$11,829	$12,598	$17,805
	Average annual total return	8.08%	5.76%	4.73%	5.94%

The growth of $10,000 is cumulative.

+ The Lehman Brothers GNMA Index is an unmanaged, market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2007 to March 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2008
Actual Fund Return	Class S
Beginning Account Value 10/1/07	$ 1,000.00
Ending Account Value 3/31/08	$ 1,054.20
Expenses Paid per $1,000*	$ 2.88
Hypothetical 5% Fund Return	Class S
Beginning Account Value 10/1/07	$ 1,000.00
Ending Account Value 3/31/08	$ 1,022.20
Expenses Paid per $1,000*	$ 2.83
* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratio	Class S
DWS GNMA Fund	.56%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, portfolio managers William Chepolis and Matthew MacDonald discuss market conditions and investment strategy during the fund's most recent semiannual period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: Could you describe the investing environment for mortgage securities over the six-month period ended March 31, 2008?

A: For the period US Treasuries, and to a lesser degree GNMAs, outperformed all other sectors of the bond market, driven by a flight to quality on the part of investors. The six months saw falling interest rates and a steepening Treasury yield curve as declines on the short end were the most significant.1 To illustrate, the two-year Treasury yield fell by 242 basis points to 1.59%, while the 10-year fell 119 basis points to 3.41%, resulting in the yield curve becoming steeper by 123 basis points (100 basis points equals one percentage point).

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields. When the yield curve is characterized as "steep," this is especially true.

Throughout the period, there were ongoing disclosures of subprime-related losses at leading financial companies, driving a market demand for liquidity. Financial institutions that had issued short-term commercial paper to finance lower-quality or longer-maturity holdings in special investment vehicles were unable to roll over their debt in the prevailing credit crunch. As a result, many were forced to unwind credit positions under duress, causing the performance of fixed-income instruments that trade at a yield spread versus Treasuries to suffer in relation to Treasuries.2 Credit rating downgrades of major firms that insure bond issues exacerbated the widening of yield spreads, and already wary market participants became increasingly reluctant to assume the risk that counterparties to trades would be able to deliver as promised.3 The US Federal Reserve Board (the Fed) engaged in aggressive measures designed to add liquidity to the markets, including lowering the fed funds rate by 250 basis points to 2.25% during the period.

2 The yield spread is the difference between the yield of a security and the yield of a comparable duration Treasury.
3 Credit quality (credit ratings) is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA and so forth. The lower the rating, the higher the probability of default.

Q: How did the fund perform in this environment?

A: For the six months ended March 31, 2008, the fund's Class S shares posted a 5.42% total return, compared with the 5.78% return of its benchmark, the Lehman Brothers GNMA Index.4 (Past performance is no guarantee of future results. Please see pages 4 through 5 for more complete performance information.) The fund's return was roughly in keeping with the 5.46% return of its average peer in the Lipper GNMA Funds category.5 At the close of the period, the fund's duration (or level of sensitivity to changes in interest rates) stood at 3.32 years, compared with 3.27 years for the Lehman Brothers GNMA Index.6

4 The unmanaged Lehman Brothers GNMA Index is a market-value-weighted measure of all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 The Lipper GNMA Funds category includes funds that invest at least 65% of their assets in Government National Mortgage Association securities. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper GNMA Funds category. Category returns assume reinvestment of dividends. It is not possible to invest directly into a Lipper category.
6 Duration — a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

Q: Can you give us an overview of how you manage the fund?

A: We seek to provide a high level of current income. Our first focus is on the fund's allocation between GNMAs and US Treasury securities — both of which are backed by the full faith and credit of the US government.7 We adjust the fund's Treasury exposure up or down based on our view of the relative value provided by GNMAs versus Treasuries and of how we expect the interest rate environment to impact each sector.

7 The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

In putting together the fund's GNMA allocation, we monitor mortgage refinancing activity closely as this is a good indicator of the fund's exposure to prepayment risk.8 We conduct extensive analysis of prepayment expectations for individual securities. Mortgage characteristics that we evaluate on an ongoing basis include loan age, loan size, geographic concentrations and mortgage pool originator. For instance, smaller loan sizes generally mean a slower rate of prepayment, and homeowners in certain regions tend to refinance less frequently. We believe that through this assessment we can help to control the fund's prepayment risk and maintain higher dividends. Conversely, we may also look to purchase securities trading at a price below par and which we hope will prepay at a higher rate, thereby increasing the fund's holding yield.

8 Prepayment risk — In return for yields that historically have averaged one and one-quarter percentage points higher than Treasury securities of comparable maturity, one of the risks of holding mortgage securities directly, or in the form of a GNMA or other mortgage-backed mutual fund investment, is prepayment risk. Although a typical mortgage-backed security may represent a pool of 30-year mortgages, its actual maturity will be substantially shorter if interest rates decline, and if many homeowners decide to refinance at a lower mortgage rate. Prepayments result in unpredictable cash flows over the life of the security, which may adversely affect the security's yield. They may also limit the potential price gain of the mortgage-backed security when rates are falling. In response, the mortgage market has become increasingly sophisticated in predicting prepayment risk. A higher level of certainty regarding the eventual maturity dates for a pool of mortgages can be achieved through careful security selection. Source: Mutual Fund Education Alliance

We do not believe we can consistently and profitably predict the direction of interest rates, so we do not try to choose securities based on their duration. Instead, we look for securities that we feel are cheap relative to the Lehman GNMA index.

Q: What were the fund's primary strategies during the period?

A: We maintained a relatively high allocation to GNMA securities throughout the period. This reflected our view that GNMAs continued to offer attractive yields relative to US Treasury issues, especially given the sharp decline in Treasury yields that has occurred in recent months. While the fund had very little exposure to conventional Treasuries during the period, it had modest exposure at times to Treasury inflation-protected securities (TIPS), adding TIPS when they were pricing in an expectation of low inflation and as a result presented attractive value. This strategy helped the fund's performance over the six months. At the close of the period, GNMA securities provided a yield advantage versus equivalent maturity Treasuries of 85 to 160 basis points.

Entering the period, we believed weakness in the subprime loan market was likely to encourage the Fed to lower rates, with the potential to result in an overall lower interest rate environment. Such an environment would normally promote more rapid prepayment of underlying mortgages and make investors less willing to pay for threatened cash flows from higher coupon mortgages.9 In order to protect against such a scenario, we have been moving the portfolio into lower coupons and other structures resistant to prepayment. While this move began to add to performance late in the period, it did not help performance over the full six months, as investors generally continued to discount the risk of mortgage prepayments and favor higher coupons. In addition, longer duration assets, such as low coupon mortgages, underperformed as interest rate declines were greatest on short-term bonds. We believe, however, that the strategy of minimizing prepayment risk is sound in view of the Fed's loosening of interest rates. The fund's modest exposure to adjustable rate mortgages and 15-year GNMAs also constrained performance to a degree.

GNMA securities in a nutshell

Government National Mortgage Association (GNMA) securities, commonly called "Ginnie Mae" securities, are backed by the full faith and credit of the US government with respect to payment of principal and interest. Each GNMA mortgage-backed security represents an aggregated pool of homeowner's mortgages from which investors receive principal and interest payments each month. If interest rates fall, homeowners tend to refinance and pay off their existing mortgages earlier, and mortgage-backed investors are forced to reinvest the proceeds at lower prevailing rates. If interest rates rise, principal for the mortgages underlying GNMA securities tends to be repaid more slowly and an investor receives the coupon interest on the security over a longer time horizon. However, the value of GNMAs issued recently with coupons that reflect lower prevailing rates may experience a greater price decline if market interest rates rise, as their duration and interest rate risk increase. As a result, funds that invest primarily in GNMAs tend to perform best in environments in which interest rates do not change dramatically.

In addition to focusing on mortgage pools with certain characteristics, the fund has the ability to manage prepayment risk by performing dollar rolls. Simply stated, a dollar roll involves the fund contracting to buy a mortgage-backed security at a future date, and in the interim investing the purchase amount in short-term, high-quality interest paying instruments. This strategy can boost the fund's income by providing increased exposure to the mortgage backed market. For most of the period we have been dollar rolling around 12% of the fund's net assets. The fund's relatively modest use of dollar rolling over the period was helpful, as mortgages underperformed treasuries.

Q: How do you assess the economic environment for mortgage securities at present?

A: As we enter the second half of the fund's fiscal period, mortgage-backed securities appear favorably valued versus Treasuries. In addition, we believe the government guarantee provided by GNMAs should be a positive factor given the market's ongoing sensitivity to credit risk in the wake of the subprime mortgage crisis. We remain focused on the potential impact on interest rates and GNMA prepayment rates of Fed policy. In this vein, we expect continued Fed easing, and with it the potential for an uptick in prepayment rates.

We will continue to monitor the economy and Fed policy closely as we position the fund going forward.

Portfolio Summary

Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral)	3/31/08	9/30/07

Government National Mortgage Association	88%	91%
US Government Agency Sponsored	8%	6%
Government & Agency Obligations	3%	2%
Cash Equivalents	1%	1%
	100%	100%
Coupons*	3/31/08	9/30/07

Less than 4.5%	7%	2%
4.5% < 5.5%	24%	21%
5.5% < 6.5%	53%	63%
6.5% < 7.5%	12%	12%
7.5% and Greater	4%	2%
	100%	100%
Effective Maturity*	3/31/08	9/30/07

Less than 5 years	18%	15%
5-8 years	62%	64%
Greater than 8 years	20%	21%
	100%	100%

Weighted average effective maturity: 7.1 years and 7.9 years, respectively.

Effective maturity is subject to change.

* Excludes Cash Equivalents, Securities Lending Collateral and US Treasury Obligations

Sector diversification, coupons and effective maturity are subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Principal Amount ($)	Value ($)

Government National Mortgage Association 81.7%
Government National Mortgage Association:
5.0%, with various maturities from 5/20/2019 until 2/20/2038 (a) (e)	449,778,466	449,972,722
5.5%, with various maturities from 7/20/2013 until 3/15/2038 (a) (e)	614,941,955	627,816,901
6.0%, with various maturities from 8/15/2008 until 3/15/2038 (a) (e)	483,349,484	500,092,430
6.5%, with various maturities from 4/15/2008 until 10/15/2037 (a)	220,050,693	229,804,143
7.0%, with various maturities from 7/15/2008 until 2/20/2038	40,497,414	42,795,871
7.5%, with various maturities from 6/15/2008 until 1/15/2037	38,518,598	40,978,841
8.0%, with various maturities from 8/20/2012 until 9/20/2013	106,400	113,263
9.0%, with various maturities from 2/15/2020 until 7/15/2030	1,246,622	1,415,289
10.5%, with various maturities from 10/20/2016 until 1/20/2021	409,728	478,970
11.5%, with various maturities from 4/15/2013 until 2/15/2016	100,605	116,398
12.0%, with various maturities from 12/15/2012 until 7/15/2015	363,769	427,314
12.5%, with various maturities from 5/15/2010 until 8/15/2015	220,287	256,756
13.0%, 5/15/2015	5,637	6,712
13.5%, with various maturities from 11/15/2012 until 9/15/2014	54,435	65,035
14.0%, 7/15/2011	21,148	23,453
14.5%, 10/15/2014	28,011	33,199
16.0%, 2/15/2012	16,962	19,804
Total Government National Mortgage Association (Cost $1,870,951,193)		1,894,417,101

Collateralized Mortgage Obligations 14.9%
Federal Home Loan Mortgage Corp.:
"PO", Series 3147, Principal Only, Zero Coupon, 4/15/2036	12,114,959	9,969,168
"MO", Series 3171, Principal Only, Zero Coupon, 6/15/2036	9,454,527	7,317,975
"GZ", Series 2906, 5.0%, 9/15/2034	20,237,489	18,078,673
Federal National Mortgage Association:
"ZA", Series 2008-24, 5.0%, 4/25/2038	15,000,000	12,917,970
"AN", Series 2007-108, 8.947%*, 11/25/2037	18,666,221	20,528,643
Government National Mortgage Association:
"PO", Series 2002-69, Principal Only, Zero Coupon, 2/20/2032	11,010,527	9,757,138
"CO", Series 2002-76, Principal Only, Zero Coupon, 3/22/2032	2,568,239	1,515,154
"1", Series 1, Principal Only, Zero Coupon, 7/20/2034	2,628,119	2,185,958
"JO", Series 2006-22, Principal Only, Zero Coupon, 4/20/2036	8,765,152	6,805,981
"PO", Series 2007-58, Principal Only, Zero Coupon, 10/20/2037	8,433,907	6,782,599
"FM", Series 2004-80, 2.836%*, 7/20/2034	30,000,000	29,046,249
"FP", Series 2005-61, 3.038%*, 8/16/2035	31,419,846	29,848,967
"FP", Series 2003-67, 3.436%*, 8/20/2033	14,971,875	14,496,684
"SP", Series 2005-61, Interest Only, 3.463%***, 8/16/2035	16,325,151	1,427,883
"NS", Series 2007-72, Interest Only, 3.994%***, 11/20/2037	7,326,819	483,677
"PZ", Series 2004-74, 4.0%, 9/20/2034	3,450,018	3,006,441
"GS", Series 2006-16, Interest Only, 4.454%***, 4/20/2036	16,748,876	1,687,669
"KS", Series 2004-96, Interest Only, 4.464%***, 7/20/2034	15,431,504	1,673,698
"ZC", Series 2003-86, 4.5%, 10/20/2033	2,133,991	1,927,366
"SU", Series 2004-30, Interest Only, 4.664%***, 2/20/2032	25,097,847	1,740,518
"GD", Series 2004-26, 5.0%, 11/16/2032	21,000,000	21,033,146
"LG", Series 2003- 70, 5.0%, 8/20/2033	5,000,000	4,824,252
"KE", Series 2004-19, 5.0%, 3/16/2034	5,000,000	4,839,699
"PH", Series 2004-80, 5.0%, 7/20/2034	11,000,000	10,728,664
"LE", Series 2004-87, 5.0%, 10/20/2034	7,000,000	6,604,462
"ZB", Series 2005-15, 5.0%, 2/16/2035	11,663,117	10,879,542
"GZ", Series 2005-44, 5.0%, 7/20/2035	3,426,943	3,119,348
"CK", Series 2007-31, 5.0%, 5/16/2037	9,000,000	8,918,342
"SJ", Series 1999-43, Interest Only, 5.183%***, 11/16/2029	9,120,465	930,350
"PZ" Series 2003-25, 5.5%, 4/20/2033	6,548,505	6,340,926
"TZ", Series 2003-85, 5.5%, 10/20/2033	6,371,275	6,280,786
"PC", Series 2007-2, 5.5%, 6/20/2035	11,510,346	11,755,010
"Z", Series 2005-96, 5.5%, 12/16/2035	7,381,167	7,207,274
"PD", Series 2005-91, 5.5%, 12/20/2035	5,000,000	4,935,580
"ZA", Series 2007-30, 5.5%, 5/16/2037	5,252,794	5,096,984
"IJ", Series 2007-53, Interest Only, 5.75%, 6/20/2035	1,304,293	151,057
"ZB", Series 2005-65, 6.0%, 9/20/2032	22,494,306	22,974,609
"PH" Series 2002- 84, 6.0%, 11/16/2032	9,000,000	9,230,022
"PB", Series 2005-92, 6.0%, 12/20/2035	8,000,000	8,125,633
"VB", Series 2002-49, 6.5%, 8/20/2017	1,229,803	1,231,522
"IO", Series 2006-61, Interest Only, 6.5%, 11/20/2036	16,020,901	2,923,130
"ST", Series 2004-71, 7.0%, 9/20/2034	6,379,834	6,750,435
Total Collateralized Mortgage Obligations (Cost $336,973,814)		346,079,184

US Government Agency Sponsored Pass-Throughs 5.8%
Federal Home Loan Mortgage Corp.:
5.48%*, 2/1/2037	22,911,735	23,430,040
5.728%*, 4/1/2037	18,392,899	18,821,542
5.742%*, 12/1/2036	10,040,701	10,250,409
5.853%*, 12/1/2036	8,413,987	8,615,164
5.857%*, 1/1/2037	20,944,571	21,470,108
Federal National Mortgage Association:
5.833%*, 9/1/2036	9,994,709	10,292,989
5.848%*, 1/1/2037	20,709,921	21,273,745
5.953%*, 12/1/2036	19,722,536	20,332,925
Total Mortgage Backed Securities Pass-Throughs (Cost $134,616,167)		134,486,922

Government & Agency Obligations 3.3%
US Government Sponsored Agencies 1.1%
Federal National Mortgage Association, 8.45%*, 2/27/2023	25,000,000	24,973,889
US Treasury Obligations 2.2%
US Treasury Bill, 3.03%**, 4/17/2008 (b)	3,078,000	3,076,577
US Treasury Inflation-Indexed Note, 2.0%, 4/15/2012 (a)	20,800,800	22,394,994
US Treasury Note, 2.5%, 3/31/2013	25,000,000	25,048,825
		50,520,396
Total Government & Agency Obligations (Cost $75,657,888)		75,494,285
	Shares	Value ($)

Securities Lending Collateral 34.0%
Daily Assets Fund Institutional, 3.25% (c) (d) (Cost $789,270,916)	789,270,916	789,270,916

Cash Equivalents 0.6%
Cash Management QP Trust, 2.84% (c) (Cost $13,540,357)	13,540,357	13,540,357
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $3,221,010,335)+	140.3	3,253,288,765
Other Assets and Liabilities, Net	(40.3)	(934,169,313)
Net Assets	100.0	2,319,119,452
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2008.
** Annualized yield at time of purchase; not a coupon rate.
*** These securities are shown at their current rate as of March 31, 2008.
+ The cost for federal income tax purposes was $3,220,918,076. At March 31, 2008, net unrealized appreciation for all securities based on tax cost was $32,370,689. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $40,821,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,450,619.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at March 31, 2008 amounted to $749,038,548 which is 32.3% of net assets.
(b) At March 31, 2008, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Asset Management Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower income.
(e) Mortgage dollar rolls included.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

At March 31, 2008, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
10-Year US Treasury Note	6/19/2008	280	33,167,726	33,306,875	139,149
5-Year US Treasury Notes	6/30/2008	70	7,960,525	7,996,406	35,881
Total net unrealized appreciation					175,030

At March 31, 2008, open futures contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Depreciation ($)
10-Year Interest Rate Swap	6/16/2008	1,182	134,011,532	136,096,219	(2,084,687)

At March 31, 2008, open written options were as follows:

Written Options	Coupon Rate (%)	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options 30-Year GNSF	5.0	30,000,000	4/14/2008	102.0	120,703
30-Year GNSF	5.0	30,000,000	4/14/2008	100.7	251,953
30-Year GNSF	5.5	30,000,000	5/13/2008	102.0	378,516
30-Year GNSF	5.5	30,000,000	4/14/2008	103.6	78,516
30-Year GNSF	5.5	30,000,000	4/14/2008	102.3	202,734
30-Year GNSF	5.5	30,000,000	5/13/2008	102.0	378,516
Total Call Options (Premiums received $1,251,563)					1,410,938
Put Options 30-Year GNSF	5.0	30,000,000	5/13/2008	98.5	350,390
30-Year GNSF	5.0	30,000,000	4/14/2008	97.9	83,203
30-Year GNSF	5.0	30,000,000	4/14/2008	99.7	246,094
30-Year GNSF	5.0	30,000,000	5/13/2008	97.7	266,016
30-Year GNSF	5.5	30,000,000	5/13/2008	100.1	240,235
30-Year GNSF	5.5	30,000,000	4/14/2008	100.0	32,812
30-Year GNSF	5.5	30,000,000	4/14/2008	101.3	169,922
30-Year GNSF	5.5	30,000,000	5/13/2008	100.0	228,516
30-Year GNSF	5.5	30,000,000	5/13/2008	100.0	228,516
30-Year GNSF	6.0	30,000,000	4/14/2008	101.9	39,844
Total Put Options (Premiums received $3,590,625)					1,885,548
Total Written Options (Total premiums received $4,842,188)					3,296,486

GNSF: Government National Single Family

Included in the portfolio are investments in mortgage securities which are interests in separate pools of mortgages. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $2,418,199,062) — including $749,038,548 of securities loaned	$ 2,450,477,492
Investment in Daily Assets Fund Institutional (cost $789,270,916)*	789,270,916
Investment in Cash Management QP Trust (cost $13,540,357)	13,540,357
Total investments in securities, at value (cost $3,221,010,335)	3,253,288,765
Receivable for investments sold	259,377,394
Interest receivable	13,693,117
Receivable for Fund shares sold	272,349
Other assets	78,748
Total assets	3,526,710,373
Liabilities
Cash overdraft	26,812,379
Payable for investments purchased	114,295,429
Payable for investments purchased — mortgage dollar rolls	271,073,898
Payable upon return of securities loaned	789,270,916
Payable for Fund shares redeemed	900,682
Options written, at value (premium received $4,842,188)	3,296,486
Payable for daily variation margin on open futures contracts	341,140
Accrued management fee	592,797
Other accrued expenses and payables	1,007,194
Total liabilities	1,207,590,921
Net assets, at value	$ 2,319,119,452
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited) (continued)
Net Assets Consist of
Undistributed net investment income	15,288,308
Net unrealized appreciation (depreciation) on: Investments	32,278,430
Futures	(1,909,657)
Written options	1,545,702
Accumulated net realized gain (loss)	(202,720,304)
Paid-in capital	2,474,636,973
Net assets, at value	$ 2,319,119,452
Net Asset Value
Class S Net Asset Value, offering and redemption price(a) per share ($2,319,119,452 ÷ 154,649,695 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 15.00
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Interest	$ 60,718,707
Interest — Cash Management QP Trust	1,051,597
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	1,974,654
Total Income	63,744,958
Expenses: Management fee	3,672,460
Administration fee	1,165,860
Services to shareholders	1,406,182
Custodian fee	46,676
Professional fees	84,219
Trustees' fees and expenses	38,027
Reports to shareholders	88,093
Registration fees	12,518
Other	38,294
Total expenses before expense reductions	6,552,329
Expense reductions	(16,457)
Total expenses after expense reductions	6,535,872
Net investment income	57,209,086
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,459,398
Futures	(3,775,261)
Written options	6,101,955
6,786,092
Change in net unrealized appreciation (depreciation) on: Investments	60,886,761
Futures	(2,123,785)
Written options	1,879,687
60,642,663
Net gain (loss)	67,428,755
Net increase (decrease) in net assets resulting from operations	$ 124,637,841

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Year Ended September 30, 2007
Operations: Net investment income	$ 57,209,086	$ 120,849,779
Net realized gain (loss)	6,786,092	(4,951,964)
Change in net unrealized appreciation (depreciation)	60,642,663	(2,017,790)
Net increase (decrease) in net assets resulting from operations	124,637,841	113,880,025
Distributions to shareholders from: Net investment income:
Class S	(61,502,515)	(125,525,946)
Fund share transactions: Proceeds from shares sold	31,262,195	46,631,762
Reinvestment of distributions	40,746,905	82,695,424
Cost of shares redeemed	(163,495,034)	(414,772,802)
Redemption fees	2,678	6,504
Net increase (decrease) in net assets from Fund share transactions	(91,483,256)	(285,439,112)
Increase (decrease) in net assets	(28,347,930)	(297,085,033)
Net assets at beginning of period	2,347,467,382	2,644,552,415
Net assets at end of period (including undistributed net investment income of $15,228,308 and $19,581,737, respectively)	$ 2,319,119,452	$ 2,347,467,382
Other Information
Shares outstanding at beginning of period	160,830,808	180,326,977
Shares sold	2,103,967	3,183,397
Shares issued to shareholders in reinvestment of distributions	2,752,376	5,664,841
Shares redeemed	(11,037,456)	(28,344,407)
Net increase (decrease)	(6,181,113)	(19,496,169)
Shares outstanding at end of period	154,649,695	160,830,808

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class S Years Ended September 30,	2008[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 14.60	$ 14.67	$ 14.86	$ 15.14	$ 15.26	$ 15.44
Income (loss) from investment operations: Net investment income[b]	.36	.71	.66	.61	.49	.48
Net realized and unrealized gain (loss)	.43	(.04)	(.14)	(.21)	.00*	(.02)
Total from investment operations	.79	.67	.52	.40	.49	.46
Less distributions from: Net investment income	(.39)	(.74)	(.71)	(.68)	(.61)	(.64)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 15.00	$ 14.60	$ 14.67	$ 14.86	$ 15.14	$ 15.26
Total Return (%)	5.42**	4.76[c]	3.47[c]	2.77	3.31[c]	3.01
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2,319	2,347	2,645	283	330	368
Ratio of expenses before expense reductions (%)	.56*	.58	.62	.60	.68	.70
Ratio of expenses after expense reductions (%)	.56*	.56	.59	.60	.64	.70
Ratio of net investment income (%)	4.91*	4.85	4.55	4.05	3.25	3.13
Portfolio turnover rate (%)[d]	50**	189	81	105	206	281
[a] For the six months ended March 31, 2008 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The annual portfolio turnover rates including mortgage dollar roll transactions were 75%, 381%, 289%, 300%, 302% and 499% for the periods ended March 31,2008, September 30, 2007, 2006, 2005, 2004 and 2003, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS GNMA Fund (the "Fund") is a diversified series of DWS Income Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At September 30, 2007,, the Fund had a net tax basis capital loss carryforward of approximately $197,128,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2008 ($99,967,000), September 30, 2012 ($34,927,000), September 30, 2013 ($5,724,000), September 30, 2014 ($21,528,000) and September 30, 2015 ($34,982,000), the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

The Fund has reviewed the tax positions for each of the three open tax years as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, mortgage backed securities, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $872,374,173 and $1,091,957,054, respectively. Purchases and sales of US Treasury obligations aggregated $337,073,968 and $361,002,785, respectively. Purchases and sales of mortgage dollar rolls aggregated $606,344,664 and $489,569,584, respectively.

For the six months ended March 31, 2008, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	510,000,000	$ 3,554,298
Options written	1,140,000,000	8,739,845
Options closed	(60,000,000)	(426,563)
Options expired	(960,000,000)	(6,195,704)
Options exercised	(150,000,000)	(829,688)
Outstanding, end of period	480,000,000	$ 4,842,188

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $5.0 billion of the Fund's average daily net assets	.315%
Next $1.0 billion of such net assets	.300%
Over $6.0 billion of such net assets	.285%

Accordingly, for the six months ended March 31, 2008, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.315% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration Fee of $1,165,860 of which $195,553 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensates DST out of the shareholders servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DWS-SISC aggregated $1,210,337, of which $471,559 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $4,522, all of which is unpaid.

Trustees' Fees and Expenses. During the period ended March 31, 2008, the Fund paid each Trustee compensation for his or her services. Each Independent Trustee received an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $362 and $16,095, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Class S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SGINX
CUSIP Number	23337P 209
Fund Number	2393

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS GNMA Fund, a series of DWS Income Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008